UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

Banzai International, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39826	85-3118980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Eriksen Ave Suite 250
Bainbridge Island, Washington 98110
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (206) 414-1777
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Capital Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $5,750	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2025, Banzai International, Inc., a Delaware corporation (the “Company”), entered into that certain Exchange Agreement (the “Exchange Agreement”), dated as of December 15, 2025, by and among Agile Capital Funding, LLC, a New York limited liability company (“Collateral Agent”) and Agile Lending, LLC, a Virginia limited liability company (“Agile"), on the one hand, and the Company, on the other hand. Pursuant to the Exchange Agreement, the Company exchanged 232,786 shares (the “Exchange Shares”) of its Class A common stock, par value $0.0001 per share (the “Common Stock”), valued at $1.22 per share, having an aggregate value of $284,000 (the “Note Exchange Amount”), for a reduction of the outstanding balance of that certain Subordinated Secured Promissory Note issued to Agile in the original principal amount of $4,000,000 (the “Note”), which had an outstanding balance of $1,495,375 as of December 11, 2025 (the “Note Balance”) (such transaction, the "Exchange"). In connection with the Exchange, the Company also entered into that certain Forbearance Agreement (the "Forbearance Agreement"), dated as of December 15, 2025, by and among the Company, Agile and the Collateral Agent, pursuant to which Agile agreed to forbear from exercising its remedies with respect to certain events that would constitute Events of Default under the Note, and to temporarily modify certain terms of the related loan agreement (the “Forbearance”), for the period commencing on the closing date of the Exchange and ending on the earlier of (i) March 30, 2026, and (ii) the date of any Forbearance Default, as defined in the Forbearance Agreement (the “Forbearance Period”). The Exchange Agreement, the Forbearance Agreement, and each Subsequent Exchange Agreement (as defined below) are collectively referred to herein as the “Transaction Documents.”

As partial consideration for the Collateral Agent’s and Agile’s agreement to the Forbearance, the Company agreed to pay to Agile a forbearance fee of $628,057.50, in the form of an increase in the principal amount due under the Note (the “Forbearance Fee”). After giving effect to the Forbearance Fee and the Exchange, the outstanding balance under the Note was $1,839,432.50. The Company also agreed to pay all of Agile’s reasonable costs and expenses, in an amount not to exceed $10,000.

Following the initial Exchange, the Company, Agile and the Collateral Agent entered into six additional exchange agreements on substantially similar terms as the Exchange Agreement (each, a "Subsequent Exchange Agreement"), pursuant to each of which the Company issued shares of Common Stock to Agile in exchange for a corresponding reduction in the outstanding balance under the Note by the applicable exchange amount. The Subsequent Exchange Agreements were as follows: (i) on January 27, 2026, the Company issued 135,135 shares at $1.11 per share (aggregate value of $150,000.00), reducing the outstanding balance to $1,689,432.50; (ii) on February 9, 2026, the Company issued 130,208 shares at $1.152 per share (aggregate value of $150,000.00), reducing the outstanding balance to $1,539,432.50; (iii) on February 26, 2026, the Company issued 152,542 shares at $1.18 per share (aggregate value of $180,000.00), reducing the outstanding balance to $1,359,432.50; (iv) on March 31, 2026, the Company issued 168,224 shares at $1.07 per share (aggregate value of $180,000.00), reducing the outstanding balance to $1,179,432.50; (v) on April 15, 2026, the Company issued 290,229 shares at $0.6202 per share (aggregate value of $180,000.00), reducing the outstanding balance to $999,432.50; and (vi) on April 29, 2026, the Company issued 590,163 shares at $0.305 per share (aggregate value of $180,000.00), reducing the outstanding balance to $819,432.50. Accordingly, the Company issued an aggregate of 1,466,501 shares under the Subsequent Exchange Agreements, which represents approximately 7.4% of the Common Stock outstanding as of April 29, 2026.

The Transaction Documents contain customary representations and warranties and conditions regarding the Exchanges and the Forbearance.

The foregoing descriptions of the Exchange Agreement, the Forbearance Agreement and the Subsequent Exchange Agreements are not complete and are qualified in their entirety by reference to the full text of the Exchange Agreement and the Forbearance Agreement, copies of which are incorporated by reference herein or filed herewith as Exhibits 10.1 and 10.2, respectively, and the form of Subsequent Exchange Agreement, filed herewith as Exhibit 10.3 to this Current Report on Form 8-K/A, each of which is incorporated herein by reference. The Company has entered into multiple Subsequent Exchange Agreements on substantially similar terms, which do not differ materially from the form filed herewith.

This Current Report on Form 8-K/A shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.03 Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The information contained in Item 1.01 of this Current Report on Form 8-K/A is incorporated in this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K/A is incorporated in this Item 3.02 by reference. The Exchange Shares and the shares of Common Stock issued pursuant to the Exchange and each Subsequent Exchange Agreement were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, as the shares of Common Stock were exchanged by the Company with an existing security holder exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on December 17, 2025)
10.2	Forbearance Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on December 17, 2025)
10.3	Form of Subsequent Exchange Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2026

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer